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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)    FEBRUARY 2, 2001

                      HEALTHCARE REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its chapter)

          MARYLAND                       1-11852                 62-1507028
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                              3310 WEST END AVENUE

                                    SUITE 700

                           NASHVILLE, TENNESSEE 37203
                    (Address of principal executive offices)


                                 (615) 269-8175

              (Registrant's telephone number, including area code)


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ITEM 9.        REGULATION FD DISCLOSURE

         On February 5, 2001, representatives of Healthcare Realty Trust Incorporated ("Company") will begin making presentations at investor conferences using slides containing information attached to this Form 8-K as Exhibit 99.1. We expect to use these slides, in whole or in part and possibly with modifications, in connection with presentations to investors, analysts and others during the first quarter of 2001. We are furnishing the text of these slides pursuant to Regulation FD. This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing the slide presentation on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The information contained in the slide presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in the slide presentation, although we may do so from time to time, as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         The text of the investor slide presentation omits various graphic images included in the actual slides. We expect to make copies of the actual slides, including such graphic images, available for viewing at the "Shareholder Information" section of our website located at www.healthcarerealty.com, although we reserve the right to change the slides or discontinue that availability at any time.

         In addition to the historical information contained within, the matters discussed in this presentation may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the Securities and Exchange Commission by Healthcare Realty Trust for the year ended December 31, 1999. Forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims any obligation to update forward-looking material.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

99.1 Text of the investor slide presentation in use beginning February 5, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HEALTHCARE REALTY TRUST INCORPORATED

                             By: /s/ Timothy G. Wallace
                                -------------------------------------
                                       Timothy G. Wallace
                                 Executive Vice President, Finance
                                    and Chief Financial Officer

Date:  February 2, 2001